Second Quarter 2019 Investor Presentation August 6, 2019

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties.  These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives.  When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward- looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  You should not place undue reliance on these forward-looking statements.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us.  Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business."  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made.  New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.  Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Second Quarter 2019 WMC Earnings Call Presenters Jennifer W. Murphy Lisa Meyer Harris Trifon Chief Executive Officer & Chief Financial Officer & Chief Investment Officer President Treasurer 2

Overview of Western Asset Mortgage Capital Corporation Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the largest U.S. fixed income asset managers with AUM of $450.0 billion(1) • The AUM of the Mortgage and Consumer Credit Group is $76.2 billion(1) • Extensive mortgage and consumer credit investing track record • Publicly traded diversified mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential and commercial mortgage markets • Completed Initial Public Offering in May 2012 Please refer to page 16 for footnote disclosures. 3

Corporate Overview ▪ WMC is a diversified mortgage finance REIT supported by the deep investment experience of the mortgage and consumer credit group and risk management teams of Western Asset, a leading global fixed income manager. ▪ Western Asset's depth and breadth of fixed income expertise, comprehensive platform, and global institutional relationships provide WMC key advantages: * Best-in-class portfolio and risk management capabilities; * Access to investment opportunities and financing relationships and terms reflective of Western Asset's global platform; * Operational excellence and efficiencies; and * Highest standards of financial reporting, disclosure and transparency. ▪ WMC has built a diversified portfolio of residential and commercial assets including Agency CMBS, Agency RMBS, Non-Agency CMBS, Non-Agency RMBS, Residential Whole Loans and Commercial Whole Loans, with the objective of generating strong returns while preserving book value. ▪ WMC has paid a consistent dividend for 13 quarters, reflecting a philosophy of delivering a sustainable dividend that is supported by the core earnings of the portfolio. 4

Second Quarter Financial Highlights ▪ June 30, 2019 book value per share of $10.51, net of second quarter common dividend of $0.31 declared on June 20, 2019. ▪ GAAP net income of $10.6 million, or $0.21 per basic and diluted common share. ▪ Core earnings of $15.8 million(4), or $0.31 per basic and diluted common share. ▪ Economic return on book value was 1.1%(3) for the quarter. ▪ 2.14%(6) annualized net interest margin on our investment portfolio. ▪ 5.6x leverage excluding non-recourse debt as of June 30, 2019 (8.5x leverage including non-recourse debt). ▪ $49.3 million of common equity raised during the quarter, net of offering cost. ▪ Acquired $1.2 billion of investments, consisting of: * $584.0 million in Agency RMBS * $500.9 million in Agency CMBS * $50.0 million in a Commercial Loan * $67.3 million in Non-Agency CMBS * $19.8 million in GSE Risk Transfer Securities. ▪ Completed a securitization of $945.5 million of our Residential Whole Loan investments involving the issuance of $919.0 million of mortgage-backed notes. Please refer to page 16 for footnote disclosures. 5

Recent Performance (3) Economic Return Book Value $12.00 4% $10.00 5.4% $8.00 2% 3.1% $6.00 $11.13 $10.45 $10.70 $10.51 1.1% 0% $4.00 $2.00 (3.3)% -2% $0.00 Q3 2018 Q4 2018 Q1 2019 Q2 2019 -4% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Dividend Per Share Core Earnings Plus Drop Income Per Share (4) $0.35 $0.40 $0.30 $0.35 $0.25 $0.30 $0.25 $0.20 $0.20 $0.15 $0.31 $0.31 $0.31 $0.31 $0.33 $0.34 $0.15 $0.32 $0.31 $0.10 $0.10 $0.05 $0.05 $0.00 $0.00 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Please refer to page 16 for footnote disclosures. 6

Portfolio Composition 0.9% Agency RMBS Total Investment Portfolio ($ in millions) 4.2% June 30, 2019 Agency CMBS Agency CMBS $ 1,884 Non-Agency RMBS 35.9% 23.0% Agency RMBS 604 Non-Agency CMBS Non-Agency CMBS 220 Non-Agency RMBS 47 Residential Whole-Loans Residential Whole-Loans 1,206 Residential Bridge Loans Residential Bridge Loans(12) 95 1.8% Securitized Commercial (2) Securitized Commercial Loans 804 Loans Commercial Loans 312 15.4% 11.5% Commercial Loans Other Securities(10) 77 Other Securities Total $ 5,249 1.5% 5.9% Select Sector Categories Agency Portfolio Credit Sensitive Securities Loan Portfolio 3.9% 64.0% 75.6% 33.3% 0.2% 49.9% 22.3% 23.5% 12.9% 0.7% 2.6% 11.1% Agency CMBS Non-Agency RMBS Residential Whole Loans Agency CMBS IO's accounted for as derivative Non-Agency RMBS IO Residential Bridge Loans Agency RMBS Non-Agency CMBS Securitized Commercial Loans Agency RMBS IO's and IIO's accounted for as derivative ABS and GSE CRT Securities Commercial Loan Please refer to page 16 for footnote disclosures. 7

Income Attribution(5) For the Three Months Ended June 30, 2019 (in thousands except per share data) Non- Non- Residential Residential Other Securitized Agency Agency Agency Agency Whole- Bride Investments Commercial Commercial CMBS RMBS CMBS RMBS Loans Loans(12) (10) Loans Loans(14) Total Interest Income(15) $11,860 $ 2,313 $ 4,489 $ 673 $ 14,882 $ 2,145 $ 1,845 $ 6,160 $ 10,148 $ 54,515 Interest expense(7) (9,987) (1,831) (1,462) (405) (11,177) (1,884) (466) (2,313) (8,432) (37,957) Net interest rate swap interest income(8) 3,272 260 123 184 — — 9 — — 3,848 Net Interest Income 5,145 742 3,150 452 3,705 261 1,388 3,847 1,716 20,406 Realized gain/(loss) on investments — — 159 — — (166) — — — (7) Unrealized gain/(loss) on investments(16) 55,426 5,671 2,989 716 9,233 342 416 (59) 572 75,306 Securitized debt unrealized gain/(loss) — — — — — — — — (656) (656) Gain/(loss) on derivative instruments, net (13) (64,236) (5,106) (2,414) (3,620) — — (186) — — (75,562) OTTI(9) (14) (4) (1,952) (936) — — (407) — — (3,313) Portfolio Income (loss) $ (3,679) $ 1,303 $ 1,932 $ (3,388) $ 12,938 $ 437 $ 1,211 $ 3,788 $ 1,632 $ 16,174 BV Per Share Increase (Decrease) $ (0.07) $ 0.02 $ 0.04 $ (0.07) $ 0.24 $ 0.01 $ 0.02 $ 0.07 $ 0.03 $ 0.29 Please refer to page 16 for footnote disclosures. 8

Financing Summary Repurchase Agreements ▪ Borrowings under 18 of 33 master repurchase agreements. ▪ Capacity in excess of our current needs. Repurchase Agreement Financing June 30, 2019 ($ in thousands) Weighted Average Weighted Average Outstanding Interest Rate Interest Remaining Days to Borrowings Rate Maturity Short Term Borrowings Agency RMBS $ 573,771 2.65% 40 Agency CMBS 1,673,902 2.62% 35 Non-Agency RMBS 11,488 3.86% 23 Non-Agency CMBS 146,629 3.79% 42 Residential Whole-Loans 226,784 3.63% 68 Residential Bridge Loan 89,241 4.59% 29 Commercial loans 137,821 4.67% 36 Securitized commercial loans 19,708 3.28% 19 Other securities(10) 53,114 3.93% 32 Subtotal 2,932,458 2.95% 39 Long Term Borrowings Residential Whole-Loans(17) 11,762 4.15% 966 Commercial Loans(17) 57,000 4.60% 727 Subtotal 68,762 4.52% 768 Total/Weighted Average $ 3,001,220 2.99% 55 9 Please refer to page 16 for footnote disclosures.

Financing Summary Convertible Senior Unsecured Notes ▪ At June 30, 2019, the Company had $115.0 million aggregate principal amount of 6.75% convertible senior unsecured notes. The notes mature on October 1, 2022, unless earlier converted, redeemed or repurchased by the holders pursuant to their terms, and are not redeemable by the Company except during the final three months prior to maturity. The initial conversion rate was 83.1947 shares of common stock per $1,000 principal amount of notes and represented a conversion price of $12.02 per share of common stock. Mortgage-Backed Notes ▪ The following table summarizes Arroyo Trust's residential mortgage-backed notes at June 30, 2019 (dollars in thousands): Principal Contractual Classes Balance Coupon Carrying Value Maturity Offered Notes:(18) Class A-1 769,825 3.3% 769,823 4/25/2049 Class A-2 41,248 3.5% 41,248 4/25/2049 Class A-3 65,350 3.8% 65,348 4/25/2049 Class M-1 25,055 4.8% 25,055 4/25/2049 901,478 901,474 Less: Deferred Financing Cost N/A 5,686 Total 901,478 895,788 The securitized debt of the Arroyo Trust can only be settled with the residential loan that serves as collateral for the securitized debt and is non-recourse to the Company. 10 Please refer to page 16 for footnote disclosures.

(11) Hedging Summary Our interest rate swaps are comprised of: ▪ $3.4 billion notional value of pay-fixed interest rate swaps, excluding a forward starting swap of $412 million (approximately 2.6 months forward), and ▪ $974 million notional value of a variable pay interest rate swap. Fixed Pay Interest Rate Swaps ($ in millions – as of June 30, 2019) Notional Average Fixed Average Variable Average Maturity Forward Maturity Amount Pay Rate Receive Rate (Years) Starting Less than 1 Year $ 200 1.8% 2.6% 0.9 —% 1 Year to 3 Years 738 2.0% 2.6% 2.8 —% 3 Years to 5 Years 829 2.6% 2.5% 4.6 —% >5 Years 2,006 2.4% 2.6% 9.2 20.6% Total Fixed Pay Rate $ 3,773 2.3% 2.5% 6.5 10.9% Variable Pay Interest Rate Swaps ($ in millions – as of June 30, 2019) Notional Average  Average Fixed Average Maturity Forward Maturity Amount Variable Pay Rate Receive Rate (Years) Starting 1 Year to 3 Years $ 225 2.6% 2.4% 1.8 0 3 Years to 5 Years 66 2.4% 2.2% 5.0 0 >5 Years 683 2.6% 2.3% 8.6 0 Total Variable Pay Rate $ 974 2.6% 2.4% 6.8 0 11 Please refer to page 16 for footnote disclosures.

Duration as of June 30, 2019 Agency Holdings Key Rate Duration Contribution Total 6-months 2-Year 5-Year 10-Year 20-Year 30-Year Agency IO/IIO 0.03 0.01 0.02 0.01 — (0.01) — Agency RMBS 0.47 0.03 0.1 0.15 0.13 0.06 — Agency CMBS 3.97 0.01 0.05 0.73 3.1 0.08 — Swaps and Futures (4.3) 0.06 (0.46) (1.03) (3.1) 0.23 — Repurchase Agreements (0.08) (0.08) — — — — — Total 0.09 0.03 (0.29) (0.14) 0.13 0.36 — 12 Please refer to page 16 for footnote disclosures.

2019 Second Half Outlook ▪ Downside risks have risen, but global growth should remain resilient. ▪ U.S. and global inflation rates continue to moderate. ▪ Central bank easing is designed to truncate downside risks. ▪ Central bank focus on core inflation outcomes suggests "low for long". ▪ Trade friction will be an ongoing source of risk. ▪ Spread products should recover relative to government bonds. 13

Portfolio View ▪ Credit sensitive mortgage sectors have performed relatively well and are expected to continue to offer attractive returns. We expect to continue investing in credit sensitive mortgages. * We expect to continue to deploy capital in residential whole loans, mainly non-qualifying mortgages in 2019. * Commercial real estate fundamentals continue to be positive. We expect to continue to deploy capital in commercial loans in 2019. * Commercial mezzanine loans opportunities continue to offer attractive risk-reward opportunities. ▪ We remain constructive on agency commercial spreads. We added agency residential mortgages during the second quarter of 2019 as spreads have widened. We believe MBS are attractive at current spread levels, although prepayment risks are elevated. 14

Target Investment Opportunities • Strategic partnerships with seasoned originators. Non-Qualifying ▪ Mainly 3/1, 5/1, and 7/1 ARM loans. Mortgages ▪ Coupon between 4% to 6%. ▪ Target loan to value below 80%. ▪ Invest in transactions where our manager has an opportunity to negotiate deal structure and covenants. Commercial Loans ▪ Attractive yields of LIBOR plus 4% to 10% bps. ▪ Target floating rate assets and short term deals. ▪ Multifamily residential loans guaranteed by Fannie Mae and Freddie Mac. ▪ Market size of more than $400 billion with annual issuance in excess of $40 billion. Agency CMBS ▪ Prepayment protection in the form of defeasance, yield maintenance or points. ▪ Interest only securities receive the prepayment penalties. ▪ Principal bearing bonds have soft bullets and tight windows for principal payment. 15

Footnotes (1) As of June 30, 2019. (2) In March 2019, the Company acquired a $65.3 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity and the recording of a $904 million securitized commercial loan and $904 million of securitized debt. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Core earnings is a non-GAAP measures which includes the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives. Drop income is income derived from the use of ‘to-be-announced’ forward contract (“TBA”) dollar roll transactions which is a component of our gain (loss) on derivative instruments on our consolidated statement of operations, but is not included in core earnings. There was no drop income for the three months ended June 30, 2019. (5) Non-GAAP measure which includes net interest margin (as defined in footnote 6), realized and unrealized gains or losses in the portfolio and other than temporary impairment. (6) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended June 30, 2019. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (7) Convertible senior notes interest expense has been allocated based on deployment of proceeds from October 2017 through May 2018. (8) Net interest rate swaps interest income have been allocated based on average duration contribution. (9) Includes other than temporary impairments on IO's and IIO's accounted for as derivatives. (10) Other investments include ABS and GSE Credit Risk Transfer securities. (11) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. (12) The bridge loans acquired prior to October 25, 2017 are carried at amortized costs, since we did not elect the fair value option for these loans. For the bridge loans acquired subsequent to October, 25, 2017, we elected the fair value option to be consistent with the accounting of other investments. Accordingly, the carrying amount of the bridge loans as of June 30, 2019 includes $87.4 million of residential bridge loans carried at fair value and $7.5 million of residential bridge loans carried at amortized costs. (13) Gain (loss) on derivative instruments, net, has been allocated based average duration contribution (excluding cost of hedging and gains or losses on IO's and IIO's accounted for as derivatives). (14) The portfolio income attribution for securitized commercial loan is presented on a consolidated basis. (15) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income and expense. (16) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives. (17) Certain Residential Whole Loans and Commercial Loans were financed under two longer term repurchase agreements. The Company entered into a $700.0 million residential and $150.0 million commercial facility. These facilities automatically renew until such time as they are terminated or until certain conditions of default. The weighted average remaining maturity days was calculated using expected weighted life of the underlying collateral. (18) The subordinate notes were retained by the Company. 16

Supplemental Information

Book Value Roll Forward Amounts in 000's Per Share Book Value at March 31, 2019 $ 516,006 $ 10.70 Issuance of 6,500,000 shares of common stock, including treasury shares 52,800 — Stock issue discount (2,100) (0.04) Underwriter's commissions and offering costs (1,362) (0.03) Common dividend (16,499) (0.31) 548,845 10.32 Portfolio Income Net interest margin (6) 20,301 0.38 Net realized gain (loss) on investments and derivatives (65,031) (1.23) Unrealized gain (loss) on investments and derivatives 64,217 1.20 Other than temporary impairment (9) (3,313) (0.06) Net portfolio income 16,174 0.29 Operating expenses (3,084) (0.06) General and administrative expenses, excluding equity based compensation (1,831) (0.03) Provision for taxes (478) (0.01) Book Value at June 30, 2019 $ 559,626 $ 10.51 17 Please refer to page 16 for footnote disclosures.

Adjusted* Portfolio Composition Total Investment Portfolio ($ in millions) June 30, 2019 Consolidated Third Party Company Sponsored Unconsolidated (As Reported) Consolidated Trust Securitization (Non GAAP) Agency CMBS $ 1,884 $ — $ — $ 1,884 Agency RMBS 604 — — 604 Non-Agency CMBS 220 82 — 302 Non-Agency RMBS 47 — 64 111 Residential Whole-Loans 1,206 — (949) 257 Residential Bridge Loans 95 — — 95 Securitized Commercial Loans 804 (804) — — Commercial Loans 312 — — 312 Other Securities 77 — — 77 Total $ 5,249 $ (722) $ (885) $ 3,642 *Excludes consolidation of VIE Trusts required under GAAP 51.7% Agency RMBS Agency CMBS Non-Agency RMBS 3.0% Non-Agency CMBS Residential Whole-Loans 8.3% Residential Bridge Loans Commercial Loans 7.1% 16.6% 2.6% Other Securities(6) 2.1% 8.6% 18

Adjusted* Portfolio Income Attribution(5) For the Three Months Ended June 30, 2019 (in thousands except per share data) Non- Non- Residential Residential Other Agency Agency Agency Agency Whole- Bride Investments Commercial CMBS RMBS CMBS RMBS Loans Loans(12) (10) Loans Total Interest Income(15) $ 11,860 $ 2,313 $ 6,318 $ 673 $ 14,882 $ 2,145 $ 1,845 $ 6,160 $ 46,196 Interest expense(7) (9,987) (1,831) (1,680) (405) (11,177) (1,884) (466) (2,313) (29,743) Net interest rate swap interest income(8) 3,272 260 123 184 — — 9 — 3,848 Net Interest Income 5,145 742 4,761 452 3,705 261 1,388 3,847 20,301 Realized gain/(loss) on investments — — 159 — — (166) — — (7) Unrealized gain/ (loss) on investments(16) 55,426 5,671 3,009 716 9,233 342 417 (59) 74,755 Gain (loss) on derivative instruments, net(13) (64,236) (5,106) (2,414) (3,620) — — (186) — (75,562) OTTI(9) (14) (4) (1,952) (936) — — (407) — (3,313) Portfolio Income (loss) $ (3,679) $ 1,303 $ 3,563 $ (3,388) $ 12,938 $ 437 $ 1,212 $ 3,788 $ 16,174 BV Per Share Increase (Decrease) $ (0.07) $ 0.02 $ 0.07 $ (0.07) $ 0.24 $ 0.01 $ 0.02 $ 0.07 $ 0.29 *Excludes the securitized commercial loan and debt from the consolidation of VIE trusts required under GAAP. Reflects only our interest in the Non-Agency CMBS security that was acquired. 19 Please refer to page 16 for footnote disclosures.

Adjusted Credit Sensitive Portfolio as of June 30, 2019 Adjusted Credit Sensitive Portfolio* ($ in millions) Principal Balance Amortized Costs Fair Value Net Weighted Net Weighted Average Coupon Average Yield Non-Agency RMBS $ 53.5 $ 37.3 $ 38.1 4.8% 4.8% Non-Agency RMBS IOs and IIOs N/A 9.0 9.1 0.6% 9.5% Non-Agency CMBS 337.9 299.8 301.8 6.5% 9.2% Residential Whole Loans 1,169.1 1,187.2 1,206.2 5.2% 5.5% Residential Bridge Loans 96.5 96.6 94.9 9.3% 9.5% Commercial Loans 312.0 311.2 312.0 7.2% 7.6% Other Securities(1) 66.0 70.9 76.6 7.6% 8.0% $ 2,035.0 $ 2,012.1 $ 2,038.8 4.4% 6.7% (1) Other Securities includes GSE Credit Risk Transfer securities and ABS. Commercial Loans: 15.9% Other Securities: 4.0% Non-Agency RMBS: 2.0% Residential Bridge Loans: 4.9% Non-Agency RMBS IO and IIOs: 0.4% Non-Agency CMBS: 11.2% Residential Whole Loans: 61.6% *Excludes consolidation of VIE Trusts required under GAAP 20

Commercial Loans ($ in millions) Acquisition Principal Fair Maturity Extension Loan Date Loan Type Balance Value LTV Interest Rate Date Option Collateral Interest-Only 1-Month LIBOR Three One-Year CRE 1 March 2018 Mezzanine loan $ 20.0 20.0 .71 plus 6.5% 11/15/2019 Extensions Hotel Interest-Only First 1-Month LIBOR One-Year CRE 2 June 2018 Mortgage 30.0 30.0 .65 plus 4.5% 6/9/2020 Extension Hotel Principal & Interest 1-Month LIBOR Two One-Year Nursing CRE 4 June 2019 First Mortgage 50.0 50.0 .75 plus 7.0% 1/11/2022 Extensions Facilities Interest-Only One-Month LIBOR Two One-Year Nursing SBC 1 July 2018 First Mortgage 45.2 45.2 .74 plus 4.25% (1) 7/1/2020 Extensions Facilities Assisted Care September and Interest-Only First One-Month LIBOR One-Year Living SBC 2 October 2018 (4) Mortgage 115.5 115.5 .78 plus 5.3% (2) 9/6/2021 Extension Facilities Interest-Only One-Month LIBOR One-Year Nursing SBC 3 November 2018 First Mortgage 5.7 5.7 .59 plus 5.25% 12/1/2020 Extension Facilities Interest-Only One-Month LIBOR One-Year Apartment SBC 4 January 2019 First Mortgage 13.6 13.6 .84 plus 4.0% (3) 12/1/2021 Extension Complex Interest-Only One-Month LIBOR Nursing SBC 5 January 2019 First Mortgage 32.0 32.0 .49 plus 4.1% 7/1/2021 None Facilities $ 312.0 $ 312.0 (1) Subject to LIBOR floor of 1.25%. (2) Subject to LIBOR floor of of 1.9% and LIBOR cap of 3.5%. (3) Subject to LIBOR floor of 2%. (4) Acquired $49.6 million of the loan in September 2018 and the remaining $65.9 million in October 2018 21

WMC Returns as of June 30, 2019 Economic Return(1) Total Stock Return(2) 3 Years 5/5/12 to 3 Years 5/5/12 to QTD YTD Ended 6/30/2019 QTD YTD Ended 6/30/2019 1.1% 6.5% 29.2% 38.4% 23.4% 27.1% 45.9% 35.7% (1) Economic return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in book value during the period and dividing by the beginning book value. (2) Total Stock return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in stock price during the period and dividing by the beginning stock price. 22

Contact Information Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com